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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of COMPUTER ASSOCIATES INTERNATIONAL, INC., a Delaware corporation (the "Corporation"), hereby constitutes and appoints CHARLES B. WANG, PETER A. SCHWARTZ, and STEVEN M. WOGHIN, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-4 or other appropriate form and any and all amendments to any such Registration Statements (including post-effective amendments), to be filed with the Securities and Exchange Commission, in connection with the registration under the provisions of the Securities Act of 1933, as amended, of up to $1,750,000,000 aggregate principal amount of debt securities issuable by the Corporation, in exchange for outstanding debt securities of the Corporation in an aggregate principal amount of $1,750,000,000, with power where appropriate to affix thereto the corporate seal of the Corporation and to attest said seal, and to file such Registration Statements, including in each case a form of prospectus, and any and all amendments and post-effective amendments to such Registration Statements, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her name as of the 18th day of June, 1998.

          SIGNATURE                       TITLE
------------------------------  --------------------------

     /s/ CHARLES B. WANG
------------------------------  Chairman, Chief Executive
       Charles B. Wang             Officer, and Director

                                  Senior Vice President
         /s/ IRA ZAR                 Finance, Principal
------------------------------    Financial and Accounting
           Ira Zar                        Officer

       /s/ SANJAY KUMAR
------------------------------           Director
         Sanjay Kumar

     /s/ RUSSELL M. ARTZT
------------------------------           Director
       Russell M. Artzt

   /s/ WILLEM F.P. DE VOGEL
------------------------------           Director
     Willem F.P. de Vogel

     /s/ IRVING GOLDSTEIN
------------------------------           Director
       Irving Goldstein

    /s/ RICHARD A. GRASSO
------------------------------           Director
      Richard A. Grasso

   /s/ SHIRLEY STRUM KENNY
------------------------------           Director
     Shirley Strum Kenny